Segment Information	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Disclosure of entity's operating segments
3 3 .	Segment information
Operating segments are defined as components of an entity for which separate financial information is available and that is regularly reviewed by the CODM in deciding how to allocate resources to an individual segment and in assessing performance. The CODM reviews financial information presented on a consolidated basis for purposes of making operating decisions, allocating resources, and evaluating financial performance. As such, the Group has determined that it operates as one reportable segment.
The Group operates in multiple geographical locations namely in Egypt, Kenya, Pakistan, United Arab Emirates, Saudi, Jordan and Malaysia. The Parent Company is domiciled in British Virgin Islands.